Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FORWARD-LOOKING STATEMENTS

FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2009

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe-harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies and prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular the current economic slow-down in the U.S. and internationally;

•	the general level of interest rates and the availability of capital, particularly in light of the recent disruption in the credit markets;

•	the competitive environment in which we operate;

•

real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets, particularly in light of the current economic slow-down in the U.S. and internationally;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes, fires and earthquakes;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2009

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview	5 - 6
Property Segment Summary	7
Consolidated Leasing Statistics	8
Customer Diversification and Industry Diversification	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Institutional Capital Management Summary	14
Definitions	15 - 16

Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$59,803	$62,731	$241,305	$245,618
Institutional capital management and other fees	653	687	2,701	2,924

Total Revenues	60,456	63,418	244,006	248,542

OPERATING EXPENSES:
Rental expenses	7,577	8,035	32,807	31,096
Real estate taxes	8,197	8,257	34,818	33,128
Real estate related depreciation and amortization	28,772	34,040	110,441	115,739
General and administrative	8,221	5,955	29,224	21,799
Impairment losses	—	4,314	—	4,314

Total Operating Expenses	52,767	60,601	207,290	206,076

Operating Income	7,689	2,817	36,716	42,466
OTHER INCOME AND (EXPENSE):
Equity in income of unconsolidated joint ventures, net	533	1,084	2,698	2,267
Impairment losses on investments in unconsolidated joint ventures	—	(4,733)	(300)	(4,733)
Loss on business combinations	(169)	—	(10,325)	—
Interest expense	(12,607)	(14,031)	(52,792)	(52,997)
Interest income and other (expense)	364	(3)	1,918	1,257
Income and other taxes	178	67	(1,846)	(824)

Loss From Continuing Operations	(4,012)	(14,799)	(23,931)	(12,564)
Discontinued operations:
Operating income (loss) and other expenses	(174)	187	1,549	3,713
Gain (loss) on dispositions of real estate interests, net of impairments	(143)	(553)	668	19,788

Income (loss) from discontinued operations	(317)	(366)	2,217	23,501

Income (Loss) Before Gain on Dispositions of Real Estate Interests	(4,329)	(15,165)	(21,714)	10,937
Gain (loss) on dispositions of real estate interests	(56)	(21)	5	504

Consolidated Net Income (Loss)	(4,385)	(15,186)	(21,709)	11,441
Net (income) loss attributable to noncontrolling interests	550	2,552	3,124	(1,955)

Net Income (Loss) Attributable to DCT Common Stockholders	$(3,835)	$(12,634)	$(18,585)	$9,486

EARNINGS PER COMMON SHARE - BASIC
Loss From Continuing Operations	$(0.02)	$(0.07)	$(0.11)	$(0.06)
Income (loss) from discontinued operations	0.00	0.00	0.01	0.11
Gain (loss) on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net Income (Loss) Attributable to DCT Common Stockholders	$(0.02)	$(0.07)	$(0.10)	$0.05

EARNINGS PER COMMON SHARE - DILUTED
Loss From Continuing Operations	$(0.02)	$(0.07)	$(0.11)	$(0.06)
Income (loss) from discontinued operations	0.00	0.00	0.01	0.11
Gain (loss) on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net Income (Loss) Attributable to DCT Common Stockholders	$(0.02)	$(0.07)	$(0.10)	$0.05

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	207,291	174,241	192,900	171,695

Diluted	207,291	174,241	192,900	171,695

1	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	December 31, 2009	December 31, 2008
	(unaudited)
ASSETS
Operating properties	$2,712,291	$2,702,162
Properties under redevelopment	42,048	54,299
Properties under development	138,698	120,326
Pre-development and land held for development	23,377	21,074

Total Investment in Properties	2,916,414	2,897,861
Less accumulated depreciation and amortization	(451,242)	(417,404)

Net Investment in Properties	2,465,172	2,480,457
Investment in and advances to unconsolidated joint ventures	111,238	125,452

Net Investment in Real Estate	2,576,410	2,605,909
Cash and cash equivalents	14,792	19,681
Notes receivable	19,084	30,387
Deferred loan costs, net	4,919	5,098
Straight-line rent and other receivables	32,776	31,747
Other assets, net	13,152	11,021

Total Assets	$2,661,133	$2,703,843

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$36,261	$35,193
Distributions payable	16,527	16,630
Tenant prepaids and security deposits	16,292	17,601
Other liabilities	5,759	26,472
Intangible lease liabilities, net	5,946	6,813
Line of credit	—	—
Senior unsecured notes	625,000	625,000
Mortgage notes	511,715	574,634

Total Liabilities	1,217,500	1,302,343
Total Stockholders’ Equity	1,217,635	1,124,171
Noncontrolling interests	225,998	277,329

Total Liabilities and Equity	$2,661,133	$2,703,843

2	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FUNDS FROM OPERATIONS

(amounts in thousands, except per share and unit data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Reconciliation of Net Income to FFO:
Net Income (Loss) Attributable to DCT Common Stockholders	$(3,835)	$(12,634)	$(18,585)	$9,486
Adjustments:
Real estate related depreciation and amortization	28,772	34,530	111,250	119,604
Equity in (income) of unconsolidated joint ventures, net	(533)	(1,084)	(2,698)	(2,267)
Equity in FFO of unconsolidated joint ventures	2,348	2,273	11,807	6,806
Loss (gain) on dispositions of real estate interests	149	55	(1,354)	(21,991)
Gain on dispositions of nondepreciated real estate	(43)	(52)	783	219
Loss on business combinations	169	—	10,325	—
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,625)	(5,794)	(17,907)	(17,664)
FFO attributable to unitholders	3,124	3,311	14,881	19,795

FFO attributable to common stockholders and unitholders, basic and diluted	$26,526	$20,605	$108,502	$113,988

FFO per common share and unit, basic and diluted	$0.11	$0.10	$0.48	$0.55

Adjustments for impairment and severance costs:
Impairment losses	$51	$9,566	$981	$10,746
Severance costs	297	—	2,966	—

FFO, excluding impairment losses and severance costs, attributable to common stockholders and unitholders, basic and diluted	$26,874	$30,171	$112,449	$124,734

FFO, as adjusted, per common share and unit, basic and diluted	$0.11	$0.14	$0.50	$0.60

FFO weighted average shares and units outstanding:
Common shares for earnings per share, basic and diluted	207,291	174,241	192,900	171,695
Participating securities	1,376	1,168	1,535	1,106
Units	28,215	33,381	30,660	35,868

FFO weighted average common shares and units outstanding - basic	236,882	208,790	225,095	208,669
Dilutive common stock equivalents	366	6	189	3

FFO weighted average common shares and units outstanding - diluted	237,248	208,796	225,284	208,672

Dividends declared per common share	$0.07	$0.08	$0.30	$0.56

3	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Net Operating Income: (1)
Rental revenues	$59,803	$62,731	$241,305	$245,618
Rental expenses and real estate taxes	(15,774)	(16,292)	(67,625)	(64,224)

Net Operating Income (2)	$44,029	$46,439	$173,680	$181,394

Consolidated Operating Properties: (1)
Square feet as of the period end	52,910	51,209	52,910	51,209
Average occupancy	87.9%	92.4%	89.1%	92.5%
Occupancy as of period end	87.6%	93.0%	87.6%	93.0%
Same Store Operating Data: (1)
Rental revenues	$56,366	$61,745	$229,153	$239,182
Rental expenses and real estate taxes	(14,828)	(15,908)	(63,661)	(61,015)

Same Store Net Operating Income	41,538	45,837	165,492	178,167
Less revenue from lease terminations	(168)	(345)	(2,018)	(942)

Net Operating Income excluding revenue from lease terminations	41,370	45,492	163,474	177,225

Less straight-line rents, net of related bad debt expense	(193)	(519)	(427)	(2,848)
Add back amortization of above/(below) market rents	210	138	1,211	1,065

Cash Net Operating Income (excluding revenue from lease terminations)	$41,387	$45,111	$164,258	$175,442

Net Operating Income growth (excluding revenue from lease terminations)	(9.1%)	—	(7.8%)	—
Cash Net Operating Income growth (excluding revenue from lease terminations)	(8.3%)	—	(6.4%)	—
Square feet in same store population	50,680	50,680	49,892	49,892
Average occupancy	87.5%	92.3%	88.8%	92.6%
Occupancy as of period end	87.0%	93.0%	87.2%	93.3%
Supplemental consolidated cash flow and other information:
Straight-line rents - increase (decrease) to revenue, net of related bad debt expense (3)	$560	$603	$1,687	$3,449
Straight-line rent receivable (balance sheet) (3)	$21,552	$19,762	$21,552	$19,762
Net amortization of above/below market rents - increase (decrease) to revenue (3)	$(123)	$(117)	$(1,120)	$(614)
Capitalized interest	$1,461	$1,989	$6,064	$7,899
Stock-based compensation amortization	$3,234	$969	$8,603	$3,427
Revenue from lease terminations (3)	$226	$345	$2,080	$942
Bad debt expense, excluding bad debt expense related to straight-line rents (3)	$314	$(39)	$2,489	$831
Consolidated Capital Expenditures (3):
Development and expansions	$2,383	$8,529	$13,593	$61,257
Building and land improvements	6,703	8,196	10,654	15,733
Tenant improvements and leasing costs (including make-ready)	7,512	8,906	22,667	24,920

Total capital expenditures	$16,598	$25,631	$46,914	$101,910

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of Net Operating Income to Net Income.
(3)	Includes discontinued operations.

4	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF DECEMBER 31, 2009

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	52	100.0%	6,710	12.7%	81.1%	$18,432	10.0%
Baltimore/Washington D.C.	12	100.0%	1,446	2.7%	89.0%	6,811	3.7%
Central Pennsylvania	8	100.0%	1,453	2.8%	78.4%	4,574	2.5%
Charlotte	10	100.0%	1,006	1.9%	82.4%	3,182	1.7%
Chicago	15	100.0%	2,867	5.4%	77.4%	7,856	4.3%
Cincinnati	34	100.0%	3,729	7.1%	84.4%	11,598	6.3%
Columbus	14	100.0%	4,301	8.1%	85.7%	11,428	6.2%
Dallas	46	100.0%	4,288	8.1%	88.7%	14,442	7.8%
Denver	1	100.0%	160	0.3%	90.3%	831	0.5%
Houston	40	100.0%	2,911	5.5%	91.6%	13,831	7.5%
Indianapolis	7	100.0%	2,299	4.3%	93.1%	6,000	3.3%
Kansas City	1	100.0%	225	0.4%	100.0%	1,009	0.5%
Louisville	4	100.0%	1,330	2.5%	100.0%	4,426	2.4%
Memphis	10	100.0%	4,333	8.2%	99.6%	12,287	6.7%
Mexico	11	100.0%	1,163	2.2%	86.7%	4,816	2.6%
Miami	6	100.0%	727	1.4%	69.0%	4,977	2.7%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,741	0.9%
Nashville	5	100.0%	2,826	5.3%	95.6%	7,723	4.2%
New Jersey	9	100.0%	1,051	2.0%	69.9%	4,410	2.4%
Northern California	25	100.0%	2,563	4.8%	87.2%	13,483	7.3%
Orlando	12	100.0%	1,064	2.0%	89.3%	4,554	2.5%
Phoenix	14	100.0%	1,632	3.1%	79.4%	5,875	3.2%
San Antonio	15	100.0%	1,349	2.6%	91.0%	4,414	2.4%
Seattle	7	100.0%	1,115	2.1%	94.7%	5,281	2.9%
Southern California	14	100.0%	2,006	3.8%	94.1%	10,064	5.5%

Total/Weighted Average - Operating Properties	375	100.0%	52,910	100.0%	87.6%	184,045	100.0%
Consolidated Redevelopment Properties:
Chicago	2	100.0%	508	65.0%	0.0%	N/A	N/A
Mexico	1	100.0%	135	17.3%	32.2%	N/A	N/A
New Jersey	1	100.0%	138	17.7%	47.0%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	4	100.0%	781	100.0%	13.9%	502	N/A
Consolidated Development Properties:
Baltimore/Washington D.C.	4	95.0%	288	9.1%	57.5%	N/A	N/A
Cincinnati	2	100.0%	840	26.6%	0.0%	N/A	N/A
Memphis	1	100.0%	885	28.1%	46.7%	N/A	N/A
Mexico	3	100.0%	354	11.2%	0.0%	N/A	N/A
Orlando	4	96.9%	329	10.4%	0.0%	N/A	N/A
Southern California	1	100.0%	460	14.6%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	15	99.2%	3,156	100.0%	18.3%	2,522	N/A

Total/Weighted Average - Consolidated Properties	394	100.0%	56,847	N/A	82.7%	$187,069	N/A

Continued on next page

5	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF DECEMBER 31, 2009 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (3)	2	50.0%	463	100.0%	100.0%	1,576	100.0%
Operating Properties in Funds:
Atlanta	2	17.2%	703	5.0%	100.0%	1,970	4.1%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	4,827	10.1%
Charlotte	1	4.4%	472	3.3%	100.0%	1,509	3.1%
Chicago	4	18.1%	1,525	10.8%	95.9%	5,725	12.0%
Cincinnati	5	11.9%	1,847	13.1%	100.0%	6,157	12.9%
Columbus	2	6.3%	451	3.2%	100.0%	1,560	3.3%
Dallas	4	16.8%	1,726	12.3%	77.7%	4,365	9.1%
Denver	5	20.0%	773	5.5%	91.8%	3,301	6.9%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,808	3.8%
Kansas City	1	11.4%	180	1.3%	100.0%	728	1.5%
Louisville	5	10.0%	900	6.4%	85.2%	2,473	5.2%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,241	4.7%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,290	4.8%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,757	7.8%
New Jersey	2	10.7%	216	1.5%	86.7%	835	1.7%
Northern California	1	4.4%	396	2.8%	100.0%	1,711	3.6%
Orlando	2	20.0%	696	4.9%	82.7%	2,573	5.4%

Total/Weighted Average - Fund Operating Properties	45	14.1%	14,101	100.0%	92.2%	47,830	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	8	50.0%	3,452	N/A	9.7%	779	N/A

Total/Weighted Average - Unconsolidated Properties	55	21.9%	18,016	N/A	76.6%	50,185	N/A

Operating Properties Asset Managed Only:
Atlanta	1	0.0%	491	100.0%	100.0%	N/A	N/A

Summary:
Total/Weighted Average -
Consolidated/Unconsolidated Operating Properties	422	N/A	67,474	89.5%	88.6%	233,451	N/A
Total/Weighted Average -
Consolidated Redevelopment Properties	4	N/A	781	1.0%	13.9%	502	N/A
Total/Weighted Average -
Consolidated/Unconsolidated Development Properties	23	N/A	6,608	8.8%	13.8%	3,301	N/A
Total/Weighted Average - Asset Managed Only Properties	1	N/A	491	0.7%	100.0%	N/A	N/A

Total/Weighted Average - All Properties	450	N/A	75,354	100.0%	81.4%	$237,254	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases or decreases.
(3)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

6	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY SEGMENT SUMMARY AS OF DECEMBER 31, 2009

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
		(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	28	5,671	82.0%	13	678	75.8%	11	361	76.6%	52	6,710	81.1%
Baltimore/Washington D.C.	12	1,446	89.0%	—	—	—	—	—	—	12	1,446	89.0%
Central Pennsylvania	8	1,453	78.4%	—	—	—	—	—	—	8	1,453	78.4%
Charlotte	5	715	79.0%	5	291	90.8%	—	—	—	10	1,006	82.4%
Chicago	12	2,372	76.8%	3	495	79.9%	—	—	—	15	2,867	77.4%
Cincinnati	14	2,907	84.0%	19	756	87.2%	1	66	69.8%	34	3,729	84.4%
Columbus	12	4,227	85.7%	2	74	90.2%	—	—	—	14	4,301	85.7%
Dallas	23	3,268	91.3%	7	359	79.4%	16	661	80.6%	46	4,288	88.7%
Denver	1	160	90.3%	—	—	—	—	—	—	1	160	90.3%
Houston	14	1,878	94.3%	14	706	87.6%	12	327	85.0%	40	2,911	91.6%
Indianapolis	7	2,299	93.1%	—	—	—	—	—	—	7	2,299	93.1%
Kansas City	1	225	100.0%	—	—	—	—	—	—	1	225	100.0%
Louisville	4	1,330	100.0%	—	—	—	—	—	—	4	1,330	100.0%
Memphis	10	4,333	99.6%	—	—	—	—	—	—	10	4,333	99.6%
Mexico	6	693	90.0%	5	470	81.9%	—	—	—	11	1,163	86.7%
Miami	3	521	60.5%	2	157	100.0%	1	49	60.0%	6	727	69.0%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	5	2,826	95.6%	—	—	—	—	—	—	5	2,826	95.6%
New Jersey	7	937	66.2%	2	114	100.0%	—	—	—	9	1,051	69.9%
Northern California	8	1,695	87.2%	17	868	87.4%	—	—	—	25	2,563	87.2%
Orlando	2	367	94.4%	10	697	86.6%	—	—	—	12	1,064	89.3%
Phoenix	8	1,492	78.2%	6	140	91.4%	—	—	—	14	1,632	79.4%
San Antonio	11	1,096	90.3%	4	253	82.2%	—	—	—	15	1,349	91.0%
Seattle	7	1,115	94.7%	—	—	—	—	—	—	7	1,115	94.7%
Southern California	10	1,743	93.5%	3	242	100.0%	1	21	76.9%	14	2,006	94.1%

Total/Weighted Average - Operating Properties	220	45,048	88.1%	113	6,377	85.9%	42	1,485	79.4%	375	52,910	87.6%
Consolidated Redevelopment Properties	2	578	11.2%	2	203	21.3%	—	—	—	4	781	13.9%
Consolidated Development Properties	13	3,030	19.1%	2	126	0.0%	—	—	—	15	3,156	18.3%

Total/Weighted Average - Consolidated Properties	235	48,656	82.9%	117	6,706	82.3%	42	1,485	79.4%	394	56,847	82.7%
Unconsolidated Properties:
Operating Properties in Funds	45	14,101	92.2%	—	—	—	—	—	—	45	14,101	92.2%
Operating Properties	2	463	100.0%	—	—	—	—	—	—	2	463	100.0%
Development Properties	6	3,228	7.2%	2	224	45.9%	—	—	—	8	3,452	9.7%
Asset Managed Properties	1	491	100.0%	—	—	—	—	—	—	1	491	100.0%

Total/Weighted Average - All Properties	289	66,939	81.4%	119	6,930	81.1%	42	1,485	79.4%	450	75,354	81.4%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties (in thousands)			$195,372			$32,759			$9,123			$237,254

7	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q4 2009
Bulk Distribution	27	2,685	-7.3%	-3.6%	45.4	$2,556	$0.95
Light Industrial	16	208	-39.3%	-39.2%	39.8	569	2.73
Service Center	14	97	10.6%	22.9%	57.7	465	4.81

Total/Weighted Average	57	2,990	-9.0%	-5.3%	45.4	$3,590	$1.20

Weighted Average Retention	76.3%

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
YEAR TO DATE 2009
Bulk Distribution	95	8,198	-6.5%	-0.3%	44.4	$9,881	$1.21
Light Industrial	67	1,220	-14.7%	-9.5%	40.5	1,932	1.58
Service Center	46	328	1.3%	9.7%	38.1	1,020	3.11

Total/Weighted Average	208	9,746	-7.3%	-1.2%	43.7	$12,833	$1.32

Weighted Average Retention	71.5%

Lease Expirations For Consolidated Operating Properties as of December 31, 2009 (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2010 (4)	11,197	$45,284	22.5%
2011	7,777	33,201	16.6%
2012	6,765	30,233	15.1%
2013	6,472	29,049	14.5%
2014	6,233	26,491	13.2%
Thereafter	7,884	36,263	18.1%

Total leased	46,328	$200,521	100.0%

Available	6,582

Total consolidated operating properties	52,910

(1)	Does not include month-to-month leases, unless otherwise noted.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent increases.
(4)	Includes month-to-month leases.

8	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

As of December 31, 2009

Customer Diversification - Ten Largest Customers (1)

CUSTOMER	Percent of Annualized Base Rent
CEVA Logistics	1.9%
Bridgestone/Firestone	1.4%
Technicolor (Thompson)	1.4%
United Parcel Service (UPS)	1.3%
Deutsche Post World Net (DHL & Exel)	1.3%
United Stationers Supply Company	1.2%
Crayola, LLC	1.1%
The Glidden Company	1.1%
Pitney Bowes Inc.	1.0%
Toys “R” Us, Inc.	0.9%

12.6%

Industry Diversification - Operating Portfolio (1)

Percent of Annualized Base Rent
Manufacturing	31.3%
Wholesale Trade	24.2%
Transportation and Warehousing	13.1%
Retail Trade	11.5%
Administrative Support and Waste Management Services	4.3%
Professional, Scientific and Technical Services	4.0%
Media and Information	3.5%
Construction	1.6%
Rental companies	1.1%
Public Administration	1.1%
Other	4.3%

100.0%

(1)	Includes all consolidated operating properties.

9	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

ACQUISITION AND DISPOSITION SUMMARY FOR THE YEAR ENDED DECEMBER 31, 2009

	Property	Description	Market
ACQUISITIONS
Consolidated Acquisitions
Development Properties Acquired Under Forward Commitment
Q3 2009	DCT Monterrey 6 LLC	109,960 sq. ft.	Monterrey, Mexico
Q3 2009	DCT Monterrey 7 LLC	117,328 sq. ft.	Monterrey, Mexico
Q3 2009	DCT Monterrey 8 LLC	127,051 sq. ft.	Monterrey, Mexico
Expansion
Q3 2009	Crisa Expansion	36,021 sq. ft.	Monterrey, Mexico
Total YTD Purchase Price Including Acquisition Costs - $14.9 million
Properties Consolidated Through Acquisitions of Joint Venture Partner Interests
Q3 2009	Logistics Way	570,000 sq. ft.	Nashville
Q3 2009	Sycamore Canyon A	459,463 sq. ft.	Southern California
Q3 2009	Sycamore Canyon B	413,062 sq. ft.	Southern California
Q3 2009	Whitestown	28.0 Acres	Indianapolis
Q4 2009	Stonefield	49.0 Acres	Reno
DISPOSITIONS
Consolidated Dispositions
Q1 2009	Land parcel	1.8 Acres	Baltimore/Washington D.C.
Q2 2009	7880 Foundation Drive	10,062 sq. ft.	Cincinnati
Q2 2009	13737 N Stemmons Freeway	113,344 sq. ft.	Dallas
Q4 2009	Whirlpool Airwest	804,586 sq. ft.	Indianapolis
Q4 2009	Land parcel	2.4 Acres	Baltimore/Washington D.C.
Total YTD Sales Price - $30.7 million
Unconsolidated Dispositions
Q1 2009	SCLA Joint Venture	53.4 Acres	Southern California

10	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

DEVELOPMENT OVERVIEW AS OF DECEMBER 31, 2009

(square feet and dollars in thousands)

Project	Market	Number of Bldgs.	Square Feet	Book Cost (1)	Total Projected Investment	Percentage Leased (2)
CONSOLIDATED:
Stabilized 2009 Projects - Consolidated Operating Properties as of December 31, 2009
South Creek IV	Atlanta	1	557			100%
Logistics Way	Nashville	1	570			100%
Sycamore Canyon Building B	Southern California	1	413			100%

Total/Weighted Average		3	1,540	$63,473		100%

Development Projects in Lease Up
Dulles Industrial Phase I	Baltimore/Washington	4	288			58%
DCT Port Union	Cincinnati	2	840			7%
Deltapoint	Memphis	1	885			47%
Nexxus	Mexico	3	354			0%
ADC North I	Orlando	2	203			20%
Airport Dist Center	Orlando	2	126			76%
Sycamore Canyon A	Southern California	1	459			0%

Total/Weighted Average		15	3,155	$138,698	$156,300	24%

UNCONSOLIDATED:
Development Projects in Lease Up
SCLA (3)	Southern California	4	1,520	$61,662	$68,000	22%
IDI/DCT, LLC (4)	Chicago, Nashville, Northern California, Savannah	4	1,933	74,341	88,200	0%

Total/Weighted Average		8	3,453	$136,003	$156,200	10%

Total/Weighted Average Development Projects in Lease Up		23	6,608	$274,701	$312,500	17%

DCT Pro Rata Share (5)		n/a	4,510	$191,462	$194,631	21%

Projected Yield - Development Projects in Lease Up		6.0%

(1)

Excludes Approximately $23.4 million of land held (113 acres) and capitalized pre-development costs in Baltimore/Washington, Cincinnati, Indianapolis and Reno. Also excludes 47 acres of land in Atlanta held in an unconsolidated joint venture and 207 acres owned in the unconsolidated joint venture at SCLA which could support the development of approximately 3.5 million square feet based on 40% coverage.

(2)	Includes all signed leases whether or not occupancy has commenced.
(3)

DCT contributed the initial capital outlay required for the development of these assets. After the return of this investment and certain other priority distributions, the cash flows from this venture will be shared 50/50.

(4)	DCT’s ownership percentage is 50%
(5)	Based on share of equity invested, for the purposes of SCLA, this is assumed to be 50% (see note 3 above).

11	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INDEBTEDNESS AS OF DECEMBER 31, 2009

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 12/31/2009
Senior Unsecured Notes:
2010 Notes, fixed rate (1)	1.73%	4.73%	June 2010	$100,000
2010 Notes, variable rate (1)	1.75%	1.75%	June 2010	200,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				625,000

Mortgage Notes:
Fixed Rate Secured Debt	5.35%	5.13%	Jan 2011 - Aug. 2025	483,361 (2)
Variable Rate Secured Debt	1.43%	1.43%	October 2011	25,237
Premiums, Net of Amortization				3,117

				511,715

Total Senior Unsecured Notes and Mortgage Notes				1,136,715
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (3)	1.04%	1.04%	December 2010	—

Total Carrying Value of Debt				$1,136,715

Fixed Rate Debt	5.15%	5.41%		80%
Variable Rate Debt	1.71%	1.71%		20%
Weighted Average Interest Rate	4.47%	4.68%
DCT Share of Unconsolidated Joint Venture Debt (4)
Operating Joint Ventures				$31,797
Development Joint Ventures				58,722

				$90,519

Scheduled Principal Payments of Debt as of December 31, 2009 (excluding premiums)

Year	Senior Unsecured Notes		Mortgage Notes		Unsecured Credit Facility	Total
2010	300,000	(1)	6,759		—	306,759
2011	50,000		230,235		—	280,235
2012	—		167,354	(2)	—	167,354
2013	175,000		41,147		—	216,147
2014	50,000		3,443		—	53,443
2015	—		44,881		—	44,881
2016	50,000		2,006		—	52,006
2017	—		2,183		—	2,183
2018	—		2,024		—	2,024
2019	—		1,529		—	1,529
Thereafter	—		7,037		—	7,037

Total	$625,000		$508,598		$—	$1,133,598

		As of December 31, 2009
	Threshold	Actual Ratio
Summary Debt Covenants (5)
Consolidated Leverage Ratio	< 60%	48%
Consolidated Fixed Charge Coverage Ratio	> 1.5x	2.9x
Consolidated Unsecured Leverage Ratio	< 60%	43%

(1)

In June 2008, DCT closed a two-year $300 million senior unsecured term loan that can be extended for one year at the Company’s option. The first $100 million (the “Initial Funding”) was drawn on June 9, 2008 and used to repay maturing unsecured notes. DCT Industrial Trust has entered into a swap to fix LIBOR on the Initial Funding for two years. The $100 million currently bears interest at LIBOR plus 150 basis points, based on the Company’s current leverage, bringing the effective rate to 4.73% per annum. On October 3, 2008, the remaining $200 million was drawn and the proceeds used to repay borrowings under the credit facility. The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime at the Company’s option.

(2)

DCT has received lender commitments to refinance $102.9 million of 2011 scheduled maturities and $112.0 million of 2012 scheduled maturities. The combined transactions will result in repayments of $91.9 million, an extension of the remaining $123.0 million for an average 9.6 years at a 6.14% interest rate and a release of mortgages on 14 properties. These two transactions are expected to close in Q1 2010.

(3)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime and matures in December 2010. As of December 31, 2009, this credit facility, which has a $300 million total capacity, was undrawn.

(4)	Based on ownership as of December 31, 2009.
(5)	Covenant information presented relates to the senior unsecured revolving credit facility. Calculations are performed in accordance with the credit agreement, based upon definitions contained therein.

12	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CAPITALIZATION AND FIXED CHARGE COVERAGE

(dollar amounts in thousands, except per share data)

Capitalization as of December 31, 2009

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	208,046	$5.02	$1,044,391
Operating partnership units outstanding	27,450	$5.02	137,799

Total Equity Market Capitalization			1,182,190

Consolidated debt			1,136,715
Pro rata share of debt related to unconsolidated joint ventures			90,519

Total Debt			1,227,234

Total Market Capitalization			$2,409,424

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			50.9%

Fixed Charge Coverage

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Net Income (Loss) Attributable to DCT Common Stockholders	$(3,835)	$(12,634)	$(18,585)	$9,486
Interest expense (2)(3)	12,607	14,061	52,851	53,219
Pro rata share of interest expense from unconsolidated JVs	230	923	3,478	2,809
Real estate related depreciation and amortization (3)	28,772	34,530	111,250	119,604
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	1,531	1,103	8,539	4,290
Income taxes (3)	(174)	(66)	1,855	850
Stock-based compensation amortization	3,234	969	8,603	3,427
Noncontrolling interests (3)	(550)	(2,552)	(3,124)	1,955
Loss on business combinations	169	—	10,325	—
Non-FFO (gains) losses on dispositions of real estate interests	106	523	(570)	(20,072)
Impairment losses	51	9,566	981	10,746

Adjusted EBITDA	$42,141	$46,423	$175,603	$186,314

Calculation of Fixed Charges
Interest expense excluding financing obligation (3)	$12,607	$14,061	$52,851	$53,167
Interest expense related to financing obligation, net (2)	—	—	—	52
Capitalized interest	1,461	1,989	6,064	7,899
Amortization of loan costs and debt premium/discount	(305)	(307)	(1,341)	(180)
Pro rata share of interest expense from unconsolidated JVs	230	923	3,478	2,809

Total Fixed Charges	$13,993	$16,666	$61,052	$63,747

Fixed Charge Coverage	3.0	2.8	2.9	2.9

(1)	Excludes unvested Long-Term Incentive Plan Units of 1.0 million units, unvested Restricted Stock of 0.3 million shares and unvested Phantom Shares of 0.1 million shares.
(2)	As of December 31, 2009, we had no financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests.
(3)	Includes amounts related to discontinued operations.

13	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Twelve Months Ended December 31, 2009
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Revenues:
Rental revenues	$10,274	$18,097	$8,081	$3,134	$22,339
Other income	—	—	—	—	—

Total revenues	10,274	18,097	8,081	3,134	22,339

Expenses:
Real estate taxes	1,367	2,135	1,298	297	2,781
Rental expenses	851	1,375	802	351	1,704
Depreciation and amortization	4,578	8,826	4,588	1,410	12,598
General and Administrative	613	100	19	9	807

Total expenses	7,409	12,436	6,707	2,067	17,890
Interest expense	(5,456)	(8,015)	(3,545)	(721)	—
Taxes	(77)	(23)	38	(69)	(18)

Net Income (Loss)	$(2,668)	$(2,377)	$(2,133)	$277	$4,431

Rental revenues	$10,274	$18,097	$8,081	$3,134	$22,339
Rental expenses and real estate taxes	2,218	3,510	2,100	648	4,485

Net Operating Income	$8,056	$14,587	$5,981	$2,486	$17,854

DCT Industrial Ownership %	20.0%	4.4%	11.4%	10.0%	20.0%

Data by Fund:	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	89.8%
TRT-DCT JV I	14	3,673	96.4%
TRT-DCT JV II	6	1,925	97.6%
TRT-DCT JV III	5	900	85.2%
JP Morgan Venture	14	4,956	89.4%

Total	45	14,101	92.2%

CONSOLIDATED BALANCE SHEETS

	As of December 31, 2009
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
Total Investment in properties	$125,306		$213,579		$95,104		$31,123		$287,757
Accumulated depreciation and amortization	(18,517)		(27,054)		(11,715)		(1,943)		(26,944)

Net Investment in properties	106,789		186,525		83,389		29,180		260,813
Cash and cash equivalents	428		2,006		1,764		315		1,732
Other Assets	3,187		3,756		1,759		665		1,849

Total Assets	$110,404		$192,287		$86,912		$30,160		$264,394

Secured debt	$95,500	(1)	$133,960	(2)	$55,489	(3)	$12,282	(4)	$—
Other Liabilities	2,433		4,565		1,944		792		4,288

Total Liabilities	97,933		138,525		57,433		13,074		4,288
Members’ Capital	12,471		53,762		29,479		17,086		260,106

Total Liabilities and Members’ Capital	$110,404		$192,287		$86,912		$30,160		$264,394

SCHEDULED DEBT MATURITIES

	As of December 31, 2009
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
2010	$—		$—		$—		$—		$—
2011	—		—		—		—		—
2012	—		—		—		—		—
2013	—		—		—		—		—
2014	—		16,041		39,725		—		—
Thereafter	95,500	(1)	117,919	(2)	15,764	(3)	12,282	(4)	—

Total	$95,500		$133,960		$55,489		$12,282		$—

DCT Pro Rata Share	$19,100		$5,165		$6,304		$1,228		$—

(1)	Debt requires interest only payments until 2012 and amortizes thereafter to zero until maturity in 2036 and has a stated interest rate of 5.6%.
(2)

$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million of debt, which is payable to and guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%. $33.2 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.9%.

(3)

$40 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $5 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%. $11 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$12 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

14	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and noncontrolling interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above/below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT presents cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.

Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations under ASC 805-10, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

15	Fourth Quarter 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Consolidated Operating Data
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Reconciliation of NOI to Net Income (Loss):
Loss from continuing operations	$(4,012)	$(14,799)	$(23,931)	$(12,564)
Income and other taxes	(178)	(67)	1,846	824
Interest income and other ( expense)	(364)	3	(1,918)	(1,257)
Interest expense	12,607	14,031	52,792	52,997
Equity in income of unconsolidated joint ventures, net	(533)	(1,084)	(2,698)	(2,267)
Loss on business combinations	169	—	10,325	—
General and administrative	8,221	5,955	29,224	21,799
Real estate related depreciation and amortization	28,772	34,040	110,441	115,739
Impairment losses	—	4,314	0	4,314
Impairment losses on investments in unconsolidated joint ventures	—	4,733	300	4,733
Institutional capital management and other fees	(653)	(687)	(2,701)	(2,924)

Total net operating income	44,029	46,439	173,680	181,394
Less net operating income - non-same store properties	(2,491)	(602)	(8,188)	(3,227)

Same store net operating income	41,538	45,837	165,492	178,167
Less revenue from lease terminations	(168)	(345)	(2,018)	(942)

Same store net operating income, excluding revenue from lease terminations	41,370	45,492	163,474	177,225
Less straight-line rents, net of related bad debt expense	(193)	(519)	(427)	(2,848)
Add back amortization of above/(below) market rents	210	138	1,211	1,065

Same store cash net operating income, excluding revenue from lease terminations	$41,387	$45,111	$164,258	$175,442

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution properties are excluded.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.

16	Fourth Quarter 2009